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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):             February 11, 2002


                            EASTMAN CHEMICAL COMPANY
                            ------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       1-12626                 62-1539359
----------------------------          -----------           -------------------
(State or other jurisdiction          (Commission             (IRS employer
      of incorporation)               File Number)          Identification No.)


100 N. Eastman Road, Kingsport, Tennessee                              37660
-----------------------------------------                            ----------
 (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (423) 229-2000


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ITEM 5.  OTHER EVENTS.

         On February 11, 2002, Eastman Chemical Company (the "Company") issued a press release announcing that the Company has canceled its previously announced plan to spin off its specialty chemicals and plastics business. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7(c) - Exhibits

         99.1     Press Release by Eastman Chemical Company, dated February 11,
                  2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             EASTMAN CHEMICAL COMPANY


                                             By: /s/ Theresa K. Lee
                                                -------------------------------
                                                Name:  Theresa K. Lee
                                                Title: Secretary and
                                                       General Counsel

Date: February 14, 2002


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                                 EXHIBIT INDEX


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
EXHIBIT NUMBER                              EXHIBIT
   99.1                    Press Release by Eastman Chemical Company, dated February 11, 2002.
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